Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of Axesstel, Inc. (the “Company”), that, to his knowledge, the Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 2004, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: May 24, 2004

/s/ Mike Hp Kwon
Mike HP Kwon, Chairman and Chief Executive Officer
(Principal Executive Officer)

Dated: May 24, 2004

/s/ John Chough
John Chough, Chief Financial Officer
(Principal Financial Officer)